UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2011

Alliant Energy Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4902 North Biltmore Lane, Madison, Wisconsin		53718
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (608) 458-3311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 10, 2011, Alliant Energy Corporation (the “Alliant Energy”) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2010. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Alliant Energy included in the press release 2010 income from continuing operations and earnings per share from continuing operations excluding regulatory-related charges and credits from IPL electric rate case decisions, charges for health care legislation impacts, restructuring and impairment charges, income from the completion of federal income tax audits and income from a depreciation adjustment. Alliant Energy included in the press release 2009 income from continuing operations and earnings per share from continuing operations excluding charges related to Alliant Energy’s tender offer for its Exchangeable Senior Notes due 2030, charges for proposed coal plants, restructuring and impairment charges, income from state income tax impacts and regulatory-related credits from IPL electric rate case decisions. Alliant Energy believes these non-GAAP financial measures (financial measures not prepared in accordance with accounting principles generally accepted in the United States of America) are useful to investors because they provide an alternate measure to better understand and compare across periods the operating performance of Alliant Energy without the distortion of items that are not normally associated with ongoing operations, and to provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance. Alliant Energy’s management also uses non-GAAP financial measures to determine incentive compensation.

In addition, Alliant Energy included in the press release 2010 and 2009 Interstate Power and Light Company, Wisconsin Power and Light Company, utility, and non-regulated and parent earnings per share from continuing operations. Alliant Energy believes these non-GAAP financial measures are useful to investors because they facilitate an understanding of segment performance and trends and provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance. Alliant Energy’s management also uses utility earnings per share from continuing operations to determine incentive compensation.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(99.1)  Alliant Energy Corporation press release dated February 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: February 10, 2011	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President—Chief Financial
Officer and Treasurer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated February 10, 2011

Exhibit Number

(99.1)	Alliant Energy Corporation press release dated February 10, 2011.

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